SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement.

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒ Definitive Information Statement.

VALIC Company I

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-111.

VALIC COMPANY I

Core Bond Fund

International Government Bond Fund

2919 Allen Parkway, 8th Floor

Houston, Texas 77019

February 26, 2026

Dear Participant:

You are receiving the enclosed information statement (the “Information Statement”) because you own(ed) interests in one or both of the following funds (each, a “Fund” and together, the “Funds”) within a variable annuity or variable life insurance contract or through a qualified employer-sponsored retirement plan or individual retirement account:

●	Core Bond Fund, a series of VALIC Company I (“VC I”)

●	International Government Bond Fund, a series of VC I

The purpose of the Information Statement is to inform you that at a meeting held on August 5-6, 2025, the Board of Directors of VC I approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and PineBridge Investments LLC (“PineBridge”) with respect to each Fund (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement became effective on December 30, 2025, which is the date MetLife, Inc. acquired PineBridge (the “Transaction”); PineBridge is now part of MetLife Investment Management, the institutional asset management business of MetLife. The prior investment sub-advisory agreement between VALIC and PineBridge with respect to the Funds provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended, for its automatic termination in the event of its assignment and the closing of the Transaction constituted such an assignment.

In connection with the approval of the New Sub-Advisory Agreement, there were no changes to the Funds’ principal investment strategies or principal investment risks. The approval of the New Sub-Advisory Agreement did not result in any change to the advisory fees or expenses payable by each Fund. PineBridge has continued to sub-advise the Funds.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the New Sub-Advisory Agreement and PineBridge.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call VALIC Client Services at 1-800-448-2542. We thank you for your continued support and investments.

Sincerely,

Kevin J. Adamson

President

VALIC Company I

VALIC COMPANY I

Core Bond Fund

International Government Bond Fund

2919 Allen Parkway, 8th Floor

Houston, Texas 77019

INFORMATION STATEMENT

REGARDING A NEW SUB-ADVISORY AGREEMENT

You have received this information statement (the “Information Statement”) because, on December 30, 2025, you owned interests in the Core Bond Fund and/or the International Government Bond Fund (each, a “Fund” and together, the “Funds”), each a series of VALIC Company I (“VC I” or the “Company”), within a variable annuity or variable life insurance contract (“Contract”) or through a qualified employer-sponsored retirement plan or individual retirement account (“Plan”). You are receiving this Information Statement in lieu of a proxy statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

Purpose of the Information Statement

This Information Statement describes the decision by the Board of Directors (the “Board” and whose members are referred to as “Directors”) of VC I to approve a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC” or the “Adviser”) and PineBridge Investments LLC (“PineBridge”) with respect to the Funds (the “New Sub-Advisory Agreement”). At an in-person meeting held on August 5-6, 2025, the Board, including all of the Directors who are not “interested persons” of VC I, VALIC, or PineBridge, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), approved the New Sub-Advisory Agreement with respect to each Fund in connection with the Transaction (as defined herein) described below.

Prior to the effective date of the New Sub-Advisory Agreement, PineBridge served as sub-adviser to each Fund. However, the prior investment sub-advisory agreement between VALIC and PineBridge (the “Prior Sub-Advisory Agreement”) provided, consistent with Section 15(a)(4) of the 1940 Act, that it would automatically terminate upon a change in control of PineBridge. On December 30, 2025, MetLife, Inc. (“Metlife”) acquired PineBridge (the “Transaction”), resulting in a change in control. Consequently, the Prior Sub-Advisory Agreement automatically terminated, and the New Sub-Advisory Agreement became effective upon the closing of the Transaction. Under the New Sub-Advisory Agreement, each Fund will continue to be sub-advised by PineBridge.

VC I relies upon an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval (the “Order”). The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change or add sub-advisers when it is determined that a change would be in the best interest of a fund and its shareholders. As required by the Order, VC I must provide the same information to a fund’s shareholders about a new sub-adviser and the sub-advisory agreement within 60 days of the hiring of a new sub-adviser that would have been included in a proxy statement. This Information Statement is being provided to you to satisfy this requirement. The Order also permits the funds to disclose fees paid by VALIC to sub-advisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC Staff has extended multi-manager relief to any affiliated sub-adviser, provided certain conditions are met. The Funds’

shareholders have approved the Funds’ reliance on the no-action relief. VALIC will determine if and when the Funds should rely on the no-action relief. The Funds’ Prospectus will be updated in advance of the no-action relief being relied upon by the Funds.

This Information Statement is being posted on or about February 26, 2026, to all participants in a Contract or Plan who were invested in the Fund(s) as of the close of business on December 30, 2025 (the “Record Date”) at https://www.corebridgefinancial.com/rs/prospectus-and-reports/information-statements.

The Adviser and the Funds

VALIC is an investment adviser registered with the SEC and is located at 2919 Allen Parkway, 8th floor, Houston, Texas 77019. VALIC is a stock life insurance company organized under the laws of the state of Texas and is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). Pursuant to an Investment Advisory Agreement between VALIC and VC I, dated January 13, 2025, as amended from time to time, (the “Advisory Agreement”) VALIC serves as investment adviser to the Funds. The Advisory Agreement was last approved by the Board at a meeting held on August 5-6, 2025.

Pursuant to the terms of the Advisory Agreement, VALIC acts as an adviser for VC I, and each series thereof, and manages the daily business affairs of VC I. VALIC employs sub-advisers, such as PineBridge, that make investment decisions for VC I. The Advisory Agreement further provides that VALIC furnishes office space, facilities, equipment, and personnel adequate to provide the services and pays the compensation of the members of the Board who are “interested persons” of VC I or VALIC. In addition, VALIC monitors and reviews the activities of VC I’s sub-advisers and other third-party service providers and makes changes and/or replacements when deemed appropriate. In addition, VALIC provides comprehensive investment and compliance monitoring, including, among other things, monitoring of each sub-adviser’s performance, and conducts reviews of each sub-adviser’s brokerage arrangements and best execution. VALIC also provides the Board with quarterly reports at each regular meeting regarding VC I and each series thereof.

There were no changes to the Advisory Agreement or to VALIC’s advisory fees in connection with the approval of the New Sub-Advisory Agreement. For the fiscal year ended May 31, 2025, the Funds paid VALIC advisory fees based on their average daily net assets pursuant to the Advisory Agreement as follows:

Fund	Advisory Fees	% of Average Daily Net Assets
Core Bond Fund	$10,698,944	0.41%
International Government Bond Fund	$311,168	0.50%

In connection with the approval of the New Sub-Advisory Agreement, there were no changes to the Funds’ principal investment strategies or principal investment risks.

The New Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement are identical to those of the Prior Sub-Advisory Agreement between VALIC and PineBridge with respect to each Fund, except for the date of the agreement. Under the terms of the New Sub-Advisory Agreement, subject to the control, direction, and supervision of VALIC and the Company’s Board, and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state securities and tax laws and regulations, including Section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended, the Company’s Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions and any applicable procedures adopted by the Board, PineBridge shall manage the investment and reinvestment of all of, or to the extent applicable, a portion of, the assets of each Fund including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each

Fund’s portfolio, and the formulation and implementation of investment programs, and maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Fund’s account with brokers or dealers (including futures commission merchants) selected by PineBridge, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by PineBridge, subject to its control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with PineBridge, subject to applicable law.

Unless sooner terminated, the New Sub-Advisory Agreement shall continue in effect for two years from its effective date. Thereafter the New Sub-Advisory Agreement shall continue in effect subject to the termination provisions and all other terms and conditions thereunder, only so long as such continuance is approved at least annually by the vote of a majority of those directors who are not parties to the New Sub-Advisory Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the Board, or a majority of a Fund’s outstanding voting securities. The New Sub-Advisory Agreement may be terminated as to a Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of a Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to PineBridge, or upon such shorter notice as may be mutually agreed upon by the parties. The New Sub-Advisory Agreement may be terminated by VALIC on not more than 60 days’ nor less than 30 days’ prior written notice to PineBridge, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if PineBridge becomes unable to discharge its duties and obligations under the New Sub-Advisory Agreement. In addition, PineBridge may terminate the New Sub-Advisory Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties. The New Sub-Advisory Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Advisory Agreement between VALIC and VC I as it relates to a Fund.

Since VALIC, and not the Funds, is responsible for the payment of sub-advisory fees, the fees and expenses paid by the Funds’ shareholders will not change as a result of the approval of the New Sub-Advisory Agreement. The proposed sub-advisory fees were negotiated at arms-length, based on a variety of factors, including the value of the services to be provided, the competitive environment in which each Fund is marketed, the investment characteristics of the Funds relative to other similar funds, and the fees charged to comparable products within the industry.

For the most recent fiscal year ended May 31, 2025, VALIC received advisory fees from the Core Bond Fund in the amount of $10,698,944 or 0.41% of the Fund’s average daily net assets. During the same period, VALIC paid sub-advisory fees to PineBridge and J.P. Morgan Investment Management Inc., the Fund’s other sub-adviser, for their management of the Fund in the aggregate amount of $3,194,442 or 0.12% of average daily net assets, retaining $7,504,502 of its advisory fee.

For the most recent fiscal year ended May 31, 2025, VALIC received advisory fees from the International Government Bond Fund in the amount of $311,168 or 0.50% of the Fund’s average daily net assets. During the same period, VALIC paid sub-advisory fees to PineBridge for its management of the Fund in the aggregate amount of $155,584 or 0.25% of average daily net assets, retaining $155,584 of its advisory fee.

The sub-advisory fees payable to PineBridge under the New Sub-Advisory Agreement are identical to the sub-advisory fees payable under the Prior Sub-Advisory Agreement. As a result, the New Sub-Advisory Agreement is not expected to have any impact on VALIC’s profitability.

The New Sub-Advisory Agreement is attached as Exhibit A, and the description of the New Sub-Advisory Agreement set forth herein is qualified in its entirety by reference to Exhibit A.

Factors Considered by the Board

In connection with the approval of the New Sub-Advisory Agreement, the Board, including the Independent Directors, received materials relating to certain factors the Board considered in determining whether to approve the New Sub-Advisory Agreement. Those factors included: (1) the nature, extent and quality of the services to be provided to the Funds by PineBridge; (2) the fees and expenses and investment performance of each Fund; (3) the cost of services and profits to be realized in connection with the New Sub-Advisory Agreement; and (4) information relating to any economies of scale and other benefits to be realized by PineBridge as a result of the New Sub-Advisory Agreement.

In considering whether to approve the New Sub-Advisory Agreement, the Board also took into account a presentation made at the Meeting by members of management. The Board noted that in accordance with Section 15(c) of the 1940 Act, PineBridge furnished the Board with extensive information in connection with the consideration of the New Sub-Advisory Agreement. The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration of approval of the New Sub-Advisory Agreement. The matters discussed below were also considered separately by the Independent Directors in executive sessions with their independent legal counsel, at which no representatives of management were present.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided to the Funds by PineBridge. The Board reviewed information provided by PineBridge relating to its operations and personnel. The Board also noted that PineBridge’s management of the Funds will be subject to the oversight of VALIC and the Board and must be done in accordance with the investment objectives, policies and restrictions set forth in the Funds’ prospectus and statement of additional information.

The Board considered information provided to it regarding the services to be provided by PineBridge. The Board noted that PineBridge will determine the securities to be purchased or sold on behalf of the Funds and will be responsible for providing VALIC with records concerning its activities, which VALIC or the Funds are required to maintain; and for rendering regular reports to VALIC and to officers and Directors of VC I concerning its discharge of the foregoing responsibilities. The Board reviewed information regarding the qualifications, background and responsibilities of PineBridge’s investment and compliance personnel who would provide services to the Funds. The Board also took into account the financial condition of PineBridge. The Board also reviewed PineBridge’s brokerage practices. The Board also considered PineBridge’s risk management processes and regulatory history, including information regarding whether it was currently involved in any regulatory actions or investigations as well as material litigation that may affect its ability to service the Funds.

The Board concluded that the scope and quality of the services to be provided by PineBridge were expected to be satisfactory and that there was a reasonable basis to conclude that PineBridge would provide a high quality of investment services to the Funds.

Fees and Expenses; Investment Performance. The Board noted the following:

Core Bond Fund. The Fund’s actual sub-advisory fees were above the median of its Sub-advisory Expense Group and equal to the median of its Expense Universe.

The Fund performed at the median of its Lipper peer index for the one-year period and outperformed for the three-and five-year periods. The Fund underperformed the median of its Performance Group for the one-, three- and five-year periods. The Fund outperformed the median of its Performance Universe for the one-, three- and five-year periods. The Fund outperformed its benchmark for the one-, three- and five-year periods.

International Government Bond Fund. The Fund’s actual sub-advisory fees were above the median of the Sub-advisory Expense Group and equal to the median of the Sub-advisory Expense Universe.

The Fund outperformed its Lipper peer index for the one-year period and underperformed for the three- and five-year periods. The Fund underperformed the median of its Performance Group for the one-, three- and five-year periods. The Fund underperformed the median of its Performance Universe for the one- and three-year periods and outperformed for the five-year period. The Fund underperformed its blended benchmark for the one-year period and outperformed its blended benchmark for the three- and five-year periods. The Board took into account management’s discussion of the Fund’s performance.

The Board noted that VALIC negotiated the sub-advisory fee with PineBridge at arm’s length. The Board considered that the sub-advisory fees will be paid by VALIC out of the advisory fees it receives from the Funds, that the sub-advisory fees are not paid by the Funds, and that sub-advisory fees may vary widely for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. Therefore, the Board considered that the engagement of PineBridge will not result in any change to the management fee paid by the Funds to VALIC.

Cost of Services and Indirect Benefits/Profitability. The Board considered the cost of services and profits expected to be realized in connection with the New Sub-Advisory Agreement. The Board considered the impact of the sub-adviser change on VALIC’s profitability. The Board considered that the sub-advisory fee rates were negotiated with PineBridge at arm’s length. In considering the anticipated profitability to PineBridge in connection with their relationships to the Funds, the Directors noted that the fees under the New Sub-Advisory Agreement will be paid by VALIC out of the advisory fees that VALIC will receive from the Funds. The Directors also noted that the sub-advisory fees payable under the New Sub-Advisory Agreement are identical to the sub-advisory fees payable under the current Sub-Advisory Agreement, and as such, approval of the New Sub-Advisory Agreement is not expected to have any impact on VALIC’s profitability.

In view of all the factors considered, the Directors determined that the anticipated profitability to VALIC was reasonable. The Board also concluded that the anticipated profitability of PineBridge from its relationship with the Funds was not material to the Board’s deliberations with respect to consideration of approval of the New Sub-Advisory Agreement.

Economies of Scale. For similar reasons as stated above with respect to PineBridge’s anticipated profitability and its costs of providing services, the Board concluded that the potential for economies of scale in PineBridge’s management of the Funds is not a material factor to the approval of the New Sub-Advisory Agreement.

Terms of the Sub-Advisory Agreement. The Board reviewed the terms of the New Sub-Advisory Agreement, including the duties and responsibilities to be undertaken. The Board concluded that the terms of the New Sub-Advisory Agreement were reasonable.

Conclusions. In reaching its decisions to approve the New Sub-Advisory Agreement, the Board did not identify any single factor as being controlling but based its recommendation on each of the factors it considered. Each Director may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Directors, concluded that PineBridge possesses the capability and resources to perform the duties required under the New Sub-Advisory Agreement.

Information about PineBridge

PineBridge Investments LLC is a Delaware limited liability company located at Park Avenue Tower, 65 East 55th Street, New York, NY 10022. PineBridge is a wholly-owned, indirect subsidiary of MetLife and is part of MetLife Investment Management, the institutional asset management business of MetLife. As of December 31, 2025, PineBridge, including its affiliates, managed approximately $741.7 billion in total assets.

The following chart lists PineBridge’s principal executive officers and directors and their principal occupations. The business address for these individuals is the same as set forth in the previous paragraph.

Name and Address	Principal Occupation
Brian D. Funk	President
Michael J. Karpik	Director and Chief Operating Officer
Tracie E. Ahern	Director and Chief Financial Officer

No Director of VC I has owned any securities, or has had any material interest in, or a material interest in a material transaction with, PineBridge or its affiliates since the beginning of the Funds’ most recent fiscal year. No officers or Directors of VC I are officers, employees, directors, general partners or shareholders of PineBridge.

PineBridge is the investment adviser for other mutual funds and/or institutional accounts that have investment strategies and/or objectives similar to that of the Funds. While the investment strategies and/or objectives of these mutual funds and/or institutional accounts may be similar to that of a Fund, the nature of services provided by PineBridge may be different. As a sub-adviser, PineBridge may perform a more limited set of services and assume fewer responsibilities for a Fund than it does for these funds and/or institutional accounts. The name of each such fund, information concerning the fund’s/account’s assets, and the advisory or sub-advisory fee rates paid (as a percentage of average net assets) to PineBridge for its management services are set forth below.

Core Bond Fund

Fund Name	Assets as of September 30, 2025 (millions)	Fee Rate (% of average daily net assets)

SA Multi-Managed Diversified Fixed Income Portfolio (Core Bond sleeve managed by PineBridge)	$113.8	0.25% on the first $200M 0.20% on the next $300M 0.15% on assets over $500M

International Government Bond Fund

Fund Name	Assets as of September 30, 2025 (millions)	Fee Rate (% of average daily net assets)

N/A

Ownership of Shares

As of December 31, 2025, there were approximately 257,775,376.87 and 6,533,542.89 shares outstanding in Core Bond Fund and International Bond Fund, respectively. All shares of the Fund are owned by VALIC and its respective affiliates. To VALIC’s knowledge, no person owns a Contract or Plan, or interests therein, representing more than 5% of the outstanding shares of the Funds.

The following shareholders directly owned 5% or more of each Fund’s outstanding shares as of that date:

Core Bond Fund

Owner	Shares	Percentage

VALIC	180,519,151.086	70.03%

VC I – Aggressive Allocation Lifestyle Fund	15,779,352.23	6.12%

VC I – Conservative Allocation Lifestyle Fund	17,089,385.52	6.63%

VC I – Moderate Allocation Lifestyle Fund	41,791,058.52	16.21%

International Government Bond Fund

Owner	Shares	Percentage

VALIC	6,533,542.89	100.00%

Shareholders that own of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a controlling person. As of December 31, 2025, to the knowledge of the Company, no other person beneficially or of record owned 25% or more of any class of a Fund’s outstanding shares.

The Directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of the Funds’ shares as of the Record Date.

Brokerage Commissions

The Funds did not pay any commissions to affiliated broker-dealers for the period ended May 31, 2025.

Other Service Providers

VC I has entered into an Administrative Services Agreement with VALIC pursuant to which VALIC provides certain accounting and administrative services to the Funds. In addition, SunAmerica Asset Management, LLC (“SunAmerica”) has entered into a Sub-Administration Agreement with VALIC to perform certain accounting and administrative services for the Funds on behalf of VALIC. SunAmerica is a limited liability company organized under the laws of Delaware. SunAmerica is a wholly owned subsidiary of Venerable Holdings, Inc. and is located at One World Trade Center, 285 Fulton Street, Suite 49M, New York, New York 10007. Prior to January 1, 2026, SunAmerica served as the administrator to VC I, on behalf of its series, pursuant to an amended and restated administrative services agreement with VC I (the “Prior Administrative Services Agreement”) that was materially identical to the current Administrative Services Agreement.

VC I has also entered into a Master Transfer Agency and Service Agreement (the “MTA”) with VALIC Retirement Services Company (“VRSCO”) to provide transfer agency services to the Funds, which include shareholder servicing and dividend disbursement services. VRSCO is a majority-owned subsidiary of VALIC and is located at 2919 Allen Parkway, 8th Floor, Houston, Texas 77019.

Corebridge Capital Services, Inc. (“CCS”) distributes each Fund’s shares and incurs the expenses of distributing the Fund’s shares under a Distribution Agreement with respect to the Funds, none of which are reimbursed by or paid for by the Funds. CCS is an affiliate of VALIC and is located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302.

The approval of the New Sub-Advisory Agreement did not affect the services provided to the Funds by VALIC, SunAmerica, VRSCO, or CCS.

Set forth below are the amounts paid by each Fund pursuant to the Prior Administrative Services Agreement and MTA for the fiscal year ended May 31, 2025.

Fund	Amount of Administrative Services Fees Paid to SunAmerica	Amount of Transfer Agency Services Fees Paid to VRSCO
Core Bond Fund	$1,726,268	$5,249
International Government Bond Fund	$41,521	$1,996

Shareholder Reports

Copies of the Funds’ most recent annual and semi-annual reports to shareholders are available without charge and may be obtained by writing to P.O. Box 15648, Amarillo, Texas 79105-5648 or by calling 1-800-448-2542. VC I’s prospectus, SAI, and shareholder reports are available online at http://valic.onlineprospectus.net/VALIC/FundDocuments/index.html.

Shareholder Proposals

The Company is not required to hold an annual shareholder meeting. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Company must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Vice President, Chief Legal Officer, and Secretary of VALIC Company I, 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302.

By Order of the Board of Directors,

Kevin J. Adamson

President

VALIC Company I

Dated: February 26, 2026

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT, effective this 30th day of December, 2025, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and PINEBRIDGE INVESTMENTS LLC, hereinafter referred to as the “SUB-ADVISER.”

VALIC	and the SUB-ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)

VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consists of thirty-six portfolios (“Funds”):

Aggressive Allocation Lifestyle Fund

Asset Allocation Fund

Capital Appreciation Fund

Conservative Allocation Lifestyle Fund

Core Bond Fund

Dividend Value Fund

Dynamic Allocation Fund

Emerging Economies Fund

Global Real Estate Fund

Global Strategy Fund

Government Securities Fund

Growth Fund

High Yield Bond Fund

Inflation Protected Fund

International Equities Index Fund

International Government Bond Fund

International Growth Fund

International Opportunities Fund

International Socially Responsible Fund

International Value Fund

Large Cap Core Fund

Mid Cap Index Fund

Mid Cap Strategic Growth Fund

Mid Cap Value Fund

Moderate Allocation Lifestyle Fund

Nasdaq-100® Index Fund

Science & Technology Fund

Small Cap Growth Fund

Small Cap Index Fund

Small Cap Special Values Fund

Small Cap Value Fund

Stock Index Fund

Systematic Core Fund

Systematic Growth Fund

Systematic Value Fund

U.S. Socially Responsible Fund

In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)

VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER agree as follows:

1.    Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the control, direction, and supervision of VALIC and VC I’s Board of Directors and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state securities and tax laws and regulations, including Section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), VC I’s Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions and any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB-ADVISER shall:

(a)  manage the investment and reinvestment of all of, or to the extent applicable, a portion of, the assets of each Covered Fund including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)  maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

Without limiting the foregoing, the SUB-ADVISER represents and warrants to VALIC that all of, or to the extent applicable the portion of, the assets which it manages of the Covered Fund(s) set forth in Schedule A will at all times be operated and managed in compliance with (a) all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) applicable provisions of Subchapter M, chapter 1 of the Code (“Subchapter M”) for each Covered Fund to be treated as a “regulated investment company” under Subchapter M; (c) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code so as not to jeopardize the treatment of the variable annuity contracts that offer the Covered Funds as annuity contracts for purposes of the Code; (d) the provisions of the 1940 Act and rules adopted thereunder; (e) the objectives, policies, restrictions and limitations for the Covered Fund(s) as set forth in the current prospectus and statement of additional information (together, the “Registration Statement”) of the Covered Fund(s) as most recently provided by VALIC to the SUB-ADVISER; and (f) the policies and procedures as adopted by VC I’s Board of Directors, as most recently provided by VALIC to the SUB-ADVISER. The SUB-ADVISER shall furnish information to VALIC, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The SUB-ADVISER further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for shares of the Covered Fund(s), or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the SUB-ADVISER expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission (“SEC”) thereunder (the “1933 Act”) and the 1940 Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The SUB-ADVISER agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is satisfactory to VALIC, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to VALIC.

VALIC agrees that SUB-ADVISER shall manage the portion of the assets of a Covered Fund allocated to it as if it was a separate operating fund, unless instructed otherwise in writing from VALIC, and shall comply with the representations and warranties stated in this Section (including, but not limited to, the investment objectives, policies and restrictions applicable to a Covered Fund and qualifications of a Covered Fund as a regulated investment company under the Code) with respect to the portion of assets of a Covered Fund allocated to SUB-ADVISER.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained for valuation purposes accurately reflect the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by the SUB-ADVISER will be provided for information purposes only.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions. Subject to approval by VC I’s Board of Directors of appropriate policies and procedures, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation shall result in an overall economic benefit to the Covered Fund(s) considering the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination of such economic benefit to the Covered Fund(s) by the SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the Covered Fund(s) is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements and similar types of master agreements, and options on futures contracts, which are permitted to be made by the SUB-ADVISER in accordance with this Agreement and the investment objectives and strategies of the Covered Fund(s), as outlined in the Registration Statement for the Covered Fund(s), VALIC hereby authorizes and directs the SUB-ADVISER to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement, including, but not limited to, executing as agent, on behalf of the Covered Fund(s), master and related agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the Covered Fund(s), such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The SUB-ADVISER also is hereby authorized to instruct a Covered Fund’s custodian with respect to any collateral management activities in connection with any derivatives transactions and to enter into standard industry protocol arrangements (including those published by ISDA). The SUB-ADVISER is also authorized to provide evidence of its authority to enter into such master and related agreements, including by delivering a copy of this provision. VALIC acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the SUB-ADVISER for such investment purposes and agrees to provide the SUB-ADVISER with tax information, governing documents, legal opinions and other information concerning the Covered Fund(s) as may be reasonably necessary to complete such agreements and other documentation. The SUB-ADVISER is required to provide VALIC with copies of the applicable agreements and documentation promptly upon request and to notify VALIC of any claims by counterparties or financial intermediaries that a Covered Fund has triggered an early termination or default provision or otherwise is out of compliance with the terms of the applicable agreement or that the counterparty is excused from performing under the agreement. The SUB-ADVISER is hereby authorized, to the extent required by regulatory agencies or market practice, to reveal VC I and the Covered Fund’s identity and address to any financial intermediary through which or with which financial instruments are traded or cleared.

The authority shall include, without limitation the authority on behalf of and in the name of the Covered Fund(s) to execute: (i) documentation relating to private placements, loans and bank debt (including Loan Syndications and Trading Association and Loan Market Association documentation); (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.

The SUB-ADVISER is authorized to terminate all such master and related agreements and other documentation with respect to a Covered Fund when it determines it is in the best interest of the Covered Fund to do so, and it is authorized to exercise all default and other rights of the Covered Fund against the other party(ies) to such agreements in accordance with its fiduciary duties and the best interest of the Covered Fund. Upon termination of this Agreement, the SUB-ADVISER agrees to remove the Covered Fund(s) as parties to such agreements and to consult with Adviser regarding close-out, novation or continuation of positions under the agreements and retention of accounts or transfer of such accounts, which VALIC shall determine in its sole discretion. If instructed by VALIC to do so, the SUB-ADVISER shall close out open positions and transfer financial instruments in accordance with VALIC’s instructions.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all investment records and ledgers of the Covered Fund(s) to assist VALIC and VC I in compliance with respect to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of the Covered Fund(s). The money and investments will be held by the Custodian of the Covered Fund(s). The SUB-ADVISER will arrange for the transmission to the Custodian for the Covered Fund(s), on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable it to perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the custodian of the Covered Fund(s) (i) to pay cash for securities and other property delivered to the Custodian for the Covered Fund(s) (ii) to deliver securities and other property against payment for the Covered Fund(s), and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement.

Subject to the prior approval by the Board of Directors of VC I and upon thirty (30) days’ written notice to the SUB-ADVISER (or such lesser or longer notice as is acceptable to the SUB-ADVISER), VALIC reserves the right to delegate to the SUB-ADVISER responsibility for exercising voting rights for all or a specified portion of the securities held by a Covered Fund. To the extent so delegated, the SUB-ADVISER will exercise voting rights with respect to securities held by a Covered Fund in accordance with written proxy voting policies and procedures mutually agreed upon by the parties. To the extent VALIC retains the responsibility for voting proxies, the SUB-ADVISER agrees to provide input on certain proxy voting matters or proposals as may be reasonably requested by VALIC.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 2 of the Agreement. VALIC and the SUB-ADVISER acknowledge that VC I will be ultimately responsible for all brokerage commissions, taxes, custodian fees and other transaction-related fees incurred on behalf of the Covered Fund(s).

The SUB-ADVISER also represents and warrants that in furnishing services hereunder, the SUB-ADVISER will not consult with any other sub-adviser of the Covered Fund(s) or other series of VC I, to the extent any other sub-advisers are engaged by VALIC, or any other sub-advisers to other investment companies that are under common control with VC I, concerning transactions of the Covered Fund(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the 1940 Act.

2.    Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net assets computed for each of the Covered Fund(s) as provided for in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Covered Fund(s) shall not be deemed to affect the interest of any other Covered Fund(s) and shall not require the approval of shareholders of any other Covered Fund(s).

VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than ten (10) business days following the end of the month. If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I or the Covered Fund(s).

3.    Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever the Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund(s) complies with such Code diversification provisions, as directed by VALIC.

4.    Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)

The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC with a copy of such code of ethics together with evidence of its adoption.

(c)

The SUB-ADVISER has provided VALIC with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.    Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter this Agreement shall continue in effect, but with respect to any Covered Fund(s), subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of the Covered Fund(s)’s outstanding voting securities.

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

6.    Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC, VC I or the Covered Fund(s) with respect to them.

The SUB-ADVISER agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the property of the Covered Fund(s) and will be surrendered promptly to the Covered Fund(s) or VALIC upon request. The SUB-ADVISER agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the auditors of the Covered Fund(s), the Covered Fund(s) or any representative of the Covered Fund(s), VALIC, or any governmental agency or other instrumentality having regulatory authority over the Covered Fund(s)

VALIC has herewith furnished the SUB-ADVISER copies of the Covered Fund(s)’s Prospectus, Statement of Additional Information, Articles and Bylaws as are currently in effect and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of the Covered Fund(s) in writing signed or sent by any of the persons who the SUB-ADVISER has reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

VALIC agrees neither the Covered Fund(s) nor VALIC or any affiliate or agent thereof shall make reference to or use the name or logo of the SUB-ADVISER or any of its affiliates in any advertising or promotional materials except in accordance with the Logo Use Agreement to be entered into between VALIC and the SUB-ADVISER (or one of its affiliates).

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, statements of additional information, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund(s) or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER name and logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund(s) as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. Subject to provisions of this paragraph, the SUB-ADVISER grants VALIC and the Covered Fund(s) a non-exclusive right to use the “PineBridge” name in connection with the SUB-ADVISER’s management of the Covered Fund(s) (i) for so long as this Agreement, any other investment management agreement between VALIC and SUB-ADVISER with respect to VC I, or to any extension, renewal or amendment thereof, remain in effect, and (ii) for subsequent periods as long as required by law, rule or regulation or to the extent necessary to refer to or illustrate the historical performance of the Covered Fund(s).

7.    Liability of the SUB-ADVISER

(a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the SUB-ADVISER (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the SUB-ADVISER) the SUB-ADVISER shall not be subject to liability to VC I, the Covered Fund(s), or to any shareholder of the Covered Fund(s) or VC I for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a beach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, VALIC shall indemnify the SUB-ADVISER (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the SUB-ADVISER) (collectively, the “Indemnified Parties”) from any liability arising from the SUB-ADVISER’s conduct under this Agreement.

(b) The SUB-ADVISER agrees to indemnify and hold harmless VALIC and its affiliates and each of its directors and officers and each person, if any, who controls VALIC within the meaning of Section 15 of the 1933 Act against any an all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which VALIC or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or breach of this Agreement by the SUB-ADVISER, or (ii) any failure by the SUB-ADVISER to comply with the representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the SUB-ADVISER’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

(c) The SUB-ADVISER shall not be liable to VALIC for (i) any acts of VALIC or any other subadviser to the Covered Fund(s) with respect to the portion of the assets of the Covered Fund(s) not managed by SUB-ADVISER and (ii) acts of the SUB-ADVISER which result from acts of VALIC, including, but not limited to, a failure of VALIC to provide accurate and current information with respect to any records maintained by VALIC or any other subadviser to a Covered Fund, which records are not also maintained by or otherwise available to the SUB-ADVISER upon reasonable request. VALIC shall indemnify the Indemnified Parties from any liability arising from the conduct of VALIC and any other subadviser with respect to the portion of a Covered Fund’s assets not allocated to SUB-ADVISER.

8.    Confidentiality

Each party will receive and hold any records or other information obtained pursuant to this Agreement (“confidential information”) in the strictest confidence, and acknowledges, represents, and warrants that it will use its reasonable best efforts to protect the confidentiality of this information. Each party agrees that, without the prior written consent of the other party, it will not use, copy, or divulge to third parties (other than such party’s respective Representatives (as defined below)) or otherwise use, except in accordance with the terms of this Agreement, any confidential information obtained from or through the other party in connection with this Agreement other than as reasonably necessary in the course of a Covered Fund’s business, including, but not limited to, as may be requested by broker-dealers or third party firms conducting due diligence on the Covered Fund; provided that such recipients must agree to protect the confidentiality of such confidential information and use such information only for the purposes of providing services to the Covered Fund; provided, further, however, this covenant shall not apply to information which: (i) has been made publicly available by the other party or is otherwise in the public domain through no fault of the disclosing party; (ii) is within the legitimate possession of the disclosing party prior to its disclosure by such party and without any obligation of confidence; (iii) is lawfully received by the disclosing party from a third party when, to the best of such party’s knowledge and belief, such third party was not restricted from disclosing the information to such party; (iv) is independently developed by the disclosing party through persons who have not had access to, or knowledge of, the confidential information; or (v) is approved in writing for disclosure by the other party prior to its disclosure.

Any confidential information provided by a party shall remain the sole property of such party, and shall be promptly returned to such party (or destroyed) following any request by such party to do so. Notwithstanding the foregoing, either party (and others to whom permitted disclosure has been made) (i) may retain a copy of the confidential information as is required for regulatory purposes or to comply with internal policy or laws relating to document retention and (ii) shall not be required to return, delete, or destroy any confidential information as resides on its electronic systems, including email and back-up tapes, it being understood that any such surviving confidential information shall remain subject to the limitations of this Section 8.

To the extent that any confidential information may include materials subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, each party agrees that they have a commonality of interest with respect to such matters and it is their mutual desire, intention and understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All confidential information furnished by either party to the other or such other party’s Representatives hereunder that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under such privileges, this Agreement, and under the joint defense doctrine.

Notwithstanding any other provision of this Agreement, each party and its respective Representatives shall be permitted to retain and disclose confidential information to the extent such retention and disclosure is: (i) required by any law or regulation; (ii) required or requested by, or necessary under the rules of, any court, any governmental agency or other regulatory authority (including, without limitation, any stock exchange or self-regulatory organization); or (iii) necessary in connection with any action, investigation or proceeding (including, without limitation, as part of any interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, in each case whether oral or written, or any other legal or regulatory process); provided, however, to the extent permitted by law, regulation or regulatory requirement, such party shall promptly notify the other party of the pending disclosure in writing and cooperate in all reasonable respects (and at such other party’s expense) with such other party in seeking to obtain a protective order either precluding such disclosure or requiring that the confidential information so disclosed be maintained as confidential or used only for the purposes related to the action, investigation or proceeding).

For purposes of this Agreement, “Representatives” with respect to a party means such party’s representatives, directors, officers, investment and advisory committee members, employees, fund participants, rating agencies, professional advisers (including lawyers, accountants and investment bankers), affiliates or agents of such party who have a need to know confidential information. A party shall be responsible for enforcing compliance with this Agreement by its Representatives, if and to the extent such party has disclosed confidential information to any of them. The terms of this Section 8 are in addition to the terms of any other agreements between the parties or their affiliates.

The parties agree that, notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information.

9.    Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of Texas and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the SEC or such interpretive positions as may be taken by the SEC or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control. If any suit is instituted by any of the parties to enforce any of the terms or conditions of this Agreement, each of the parties hereby submits to the exclusive jurisdiction of any venue in the federal courts of the United States of America, County of New York, State of New York, to the extent permitted by federal law, and otherwise, each of the parties hereby submits to the exclusive jurisdiction of a venue in the state courts of the State of New York located in the city and county of New York.

10.    Amendment and Waiver

Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

11.    Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

12.    Notices

All notices required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered or mailed by electronic mail, by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service.

VALIC consents to the delivery of a Covered Fund’s account statements, reports and other communications related to the services provided under this Agreement (collectively, “Account Communications”) via electronic mail and/or other electronic means acceptable to VALIC, in lieu of sending such Account Communications as hard copies via facsimile, mail or other means. VALIC confirms that it has provided the SUB-ADVISER with at least one valid electronic mail address where Account Communications can be sent. VALIC acknowledges that the SUB-ADVISER reserves the right to distribute certain Account Communications via facsimile, mail or other means to the extent required by applicable law or otherwise deemed advisable. VALIC may withdraw consent to electronic delivery at any time by giving the SUB-ADVISER notice pursuant this Section.

If to VALIC:	With a copy to:

The Variable Annuity Life Insurance Company 2919 Allen Parkway Houston, Texas 77019 Attention: General Counsel Email address: SAAMCoLegal@corebridgefinancial.com	SunAmerica Asset Management, LLC 30 Hudson Street, 16th Floor Jersey City, New Jersey 07302 Attention: General Counsel Email address: SAAMCoLegal@corebridgefinancial.com

If to SUB-ADVISER:	With a copy to:

PineBridge Investments LLC Park Avenue Tower, 65 East 55th Street New York, New York 10022 Attention: Client Relations Email Address: AMER_ClientRelations@pinebridge.com	PineBridge Investments LLC Park Avenue Tower, 65 East 55th Street New York, New York 10022 Attention: Legal Department Email Address: Eric.Smith@pinebridge.com

[Signature page follows]

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ Kevin J. Adamson
Name: Kevin J. Adamson
Title: Authorized Signer

PINEBRIDGE INVESTMENTS LLC

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director, Global Head of Credit and Fixed Income

[Signature Page to VC I PineBridge Investment Sub-Advisory Agreement]

SCHEDULE A

COVERED FUND(S)

(Effective December 30, 2025)

Covered Fund(s)	Fee

Core Bond Fund	[Omitted]

International Government Bond Fund	[Omitted]

VALIC COMPANY I

Core Bond Fund

International Government Bond Fund

(each, a “Fund” and together, the “Funds”)

2919 Allen Parkway, 8th Floor

Houston, Texas 77019

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this

Notice is available at

https://www.corebridgefinancial.com/rs/prospectus-and-reports/information-statements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a new investment sub-advisory agreement with respect to the Funds is now available at the website referenced above. The Funds are series of VALIC Company I (“VC I”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access our website to review a complete copy of the Information Statement, which contains important information about the new investment sub-advisory agreement.

As discussed in the Information Statement, at a meeting held on August 5-6, 2025, the Board of Directors (the “Board”) of VC I, including a majority of the directors who are not “interested persons” of VC I, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and PineBridge Investments LLC (“PineBridge”) with respect to each Fund (the “New Sub-Advisory Agreement”). The prior subadvisory agreement between VALIC and PineBridge with respect to the Funds (the “Prior Sub-Advisory Agreement”) provided, consistent with Section 15(a)(4) of the 1940 Act, for its automatic termination upon a change in control of PineBridge. On December 30, 2025, MetLife, Inc. acquired PineBridge (the “Transaction”), and the closing of the Transaction constituted a change in control of PineBridge. As a result, the Prior Subadvisory Agreement terminated and the New Sub-Advisory Agreement became effective on December 30, 2025.

VC I has received an exemptive order from the U.S. Securities and Exchange Commission, which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of a fund and its shareholders. As required by this exemptive order, the Funds will provide information to shareholders about any new sub-adviser and sub-advisory agreement within 60 days of the hiring of any new sub-adviser. This Information Statement is being provided to you to satisfy this requirement.

This Notice is being mailed on or about February 26, 2026, to all participants in a contract or plan who were invested in one or both of the Funds as of the close of business on December 30, 2025. A copy of the Information Statement will remain on our website until at least February 26, 2027, and shareholders can request a complete copy of the Information Statement until such time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing VC I at P.O. Box 15648, Amarillo, Texas 79105-5648 or by calling 1-800-448-2542. You can request a complete copy of the Information Statement until February 26, 2027. To ensure prompt delivery, you should make your request no later than that time. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.